SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                September 4, 2002





                           THISTLE GROUP HOLDINGS, CO.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



        Pennsylvania                  000-24353                    23-2960768
----------------------------        -------------                --------------
(State or other jurisdiction        (SEC File No.)               (IRS Employer
     of incorporation)                                           Identification
                                                                 Number)


6060 Ridge Avenue, Philadelphia, Pennsylvania                          19128
---------------------------------------------                        ---------
(Address of principal executive offices)                             (Zip Code)




Registrant's telephone number, including area code: (215) 483-2800
                                                    --------------




                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                           THISTLE GROUP HOLDINGS, CO.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 7. Financial Statements, ProForma Financial Information and Exhibits
        -----------------------------------------------------------------

        (c) Exhibits

        Exhibit 99.  Letter to Shareholders


Item 9. Regulation FD Disclosure
        ------------------------

        The Registrant today, September 4, 2002, sent to its shareholders a letter regarding its 2002 second quarter results. See Exhibit 99 to this report.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             THISTLE GROUP HOLDINGS, CO.



Date: September 4,  2002                     By:  /s/ John F. McGill, Jr.
                                                  ------------------------------
                                                  John F. McGill, Jr.
                                                  Chief Executive Officer